PROSPERITY
BANCSHARES, INC.®
ASB™
AmericanStateBank

Exhibit 99.1 Merger with American State Financial Corp February 27, 2012

“Safe Harbor” Statement
“Safe Harbor” Statement
under the Private Securities Litigation Reform Act of 1995
Statements contained in this presentation which are not
historical facts and which pertain to future operating results of Prosperity Bancshares
®
and its subsidiaries constitute
“forward-looking statements” within the meaning of the
Private Securities Litigation reform Act of 1995. These
forward-looking statements involve significant risks and
uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in the company’s periodic filings with the
SEC. Copies of the SEC filings for Prosperity Bancshares
®
may be downloaded from the Internet at no charge from
www.prosperitybanktx.com.

Strategic Rationale
Strategic Rationale
•
American State merger marks Prosperity’s entry into West Texas in a significant way:
–
Expands Prosperity west of I-35 and creates a presence in 18 new counties, for a total of 78 counties of operation upon completion
–
American State is ranked in the top three by deposit market share in each of the following attractive markets: Lubbock, Abilene and Odessa
–
Creates ample opportunities for in-market consolidation in new markets across Texas
•
Creates the second largest bank focused solely on Texas with approximately $14 billion in assets:
–
Improves Texas deposit market share ranking to the seventh position from number nine
–
Significantly increases the C&I loan portfolio, increasing from approximately $440 million to over $740 million
–
Complementary balance sheets as American State brings high quality, low cost deposits and pristine asset quality
•
Following the merger, Prosperity will be the 51st largest U.S.
headquartered banking institution

Assumptions & Impact
Assumptions & Impact
•
Expected to be approximately 8% accretive to earnings per share
•
The tangible common equity ratio is restored in approximately one year
•
Preliminary loan mark is approximately equal to American State’s current loan loss reserve
•
Non-deposit fee revenue is enhanced through the merger
•
Through the merger Prosperity will acquire a trust department with $850 million in assets under management

Forbes 2012
BEST BANKS
IN AMERICA

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Oklahoma City
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McAlester
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U N I T E D S T A T E S
Fort Worth
Plano
Dallas
Sulphur Springs
Hobbs
Lamesa
Snyder
Longview
Carlsbad
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Abilene
Tyler
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Midland
Big Spring
Stephenville
Odessa
T E X A S
Brownwood
Waco
Nacogdoches
Pecos
San Angelo
Lufkin
Brady
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Crockett
Jasper
Temple
Huntsville
College Station
Beaumont
Port Arthur
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COAHUILA
Ciudad Anáhuac
Sabinas Hidalgo
NUEVO LEÓN
Reynosa

| Rank | Institution (ST) | Branch Count | Deposits in Market ($mm) | Market Share (%) |
|---|---|---|---|---|
| 1 | JPMorgan Chase & Co. (NY) | 676 | 96,001 | 20.0 |
| 2 | Bank of America Corp. (NC) | 458 | 77,630 | 16.2 |
| 3 | Wells Fargo & Co. (CA) | 713 | 51,245 | 10.7 |
| 4 | BBVA | 378 | 26,016 | 5.4 |
| 5 | Cullen/Frost Bankers Inc. (TX) | 133 | 15,188 | 3.2 |
| 6 | Comerica Inc. (TX) | 144 | 10,444 | 2.2 |
| | **Pro Forma** | **215** | **10,093** | **2.1** |
| 7 | Capital One Financial Corp. (VA) | 184 | 9,056 | 1.9 |
| 8 | Zions Bancorp. (UT) | 96 | 8,499 | 1.8 |
| **9** | **Prosperity Bancshares Inc. (TX)** [(1)] | **178** | **7,897** | **1.6** |
| 10 | International Bancshares Corp. (TX) | 227 | 6,356 | 1.3 |
| 11 | Texas Capital Bancshares Inc. (TX) | 12 | 4,742 | 1.0 |
| 12 | Regions Financial Corp. (AL) | 87 | 4,505 | 0.9 |
| 13 | BOK Financial Corp. (OK) | 48 | 4,291 | 0.9 |
| 14 | PlainsCapital Corp. (TX) | 33 | 3,835 | 0.8 |
| 15 | Citigroup Inc. (NY) | 107 | 3,756 | 0.8 |
| 16 | First Financial Bankshares (TX) | 56 | 3,186 | 0.7 |
| 17 | First National Bank Group Inc. (TX) | 60 | 2,783 | 0.6 |
| 18 | Woodforest Financial Group (TX) | 203 | 2,619 | 0.5 |
| 19 | ViewPoint Financial Group Inc (TX) | 33 | 2,534 | 0.5 |
| 20 | Amarillo National Bancorp Inc. (TX) | 16 | 2,344 | 0.5 |
| 21 | Southside Bancshares Inc. (TX) | 39 | 2,242 | 0.5 |
| **22** | **American State Financial Corp. (TX)** [(2)] | **37** | **2,196** | **0.5** |
| 23 | Broadway Bancshares Inc. (TX) | 40 | 1,997 | 0.4 |
| 24 | Grupo Financiero Banorte | 20 | 1,861 | 0.4 |
| 25 | Lone Star Natl Bcshs--TX Inc. (TX) | 32 | 1,860 | 0.4 |
| | **Totals (1-25)** | **4,010** | **353,085** | **73.6** |
| | **Totals (1-591)** | **6,893** | **479,707** | **100.0** |

Pro Forma Branch Franchise
Pro Forma Branch Franchise
(1)   PB pro forma for pending and recently completed acquisitions: Texas Bankers, East Texas Financial Services and Bank Arlington
(2)   ASFC excludes one drive thru branch in Odessa and eight mobile deposit services for nursing homes that do not retain deposits
PB
(1)
(178)
ASFC
(2)
(37)
Texas Deposit Market Share
Source: SNL Financial and Microsoft MapPoint; Deposit data as of June 30, 2011

Merger Summary
Merger Summary
Merger Partner: American State Financial Corporation
(“American State” or “ASFC”)
Aggregate Value: $529.2 million
(1)
Termination Fee: $20.0 million (3.8% of transaction value)
Due Diligence: Completed
(1)    Based on PB closing price of $41.14 on 2/24/2012
Consideration: 66.3% stock / 33.7% cash
Each share of American State common stock will be
converted into the right to receive the pro-rata share
of $178.5 million in cash and 8,525,000 shares of PB
common stock

Transaction Highlights
Transaction Highlights
(1) Based on PB closing price of $41.14 on 2/24/2012
(2) ASFC balance sheet and income statement data as of 12/31/2012; earnings estimates per PB management
(3) Calculated as the premium paid to tangible book value as a percentage of total deposits
Source: SNL Financial
Anticipated Closing:
Third Quarter 2012
Pre-tax Cost Savings: 20.0%
Transaction Multiples:
Merger Price to:
(1),(2)
Book Value:
1.89x
Tang. Book Value:
2.06x
LTM Earnings:
12.6x
2012 Earnings Estimate:
13.6x
Deposit Premium:
(3)
11.1%

Forbes 2012
BEST BANKS
IN AMERICA

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Management Retention
Management Retention
The following members of American State’s management will join Prosperity’s executive team:
Management Current Role Prosperity Position
W. R. Collier Chairman & CEO
- Holding Company Board Member
- Senior Chairman – West Texas Area
Michael F. Epps Vice Chairman & President
- Chairman – West Texas Area
- Prosperity Management Committee
Tony Whitehead
President – Lubbock
Division
- President – West Texas Area
- Prosperity Management Committee
Additionally, four Prosperity Bank
board seats will be offered to the
following American State Bank
Directors:
Directors Industry
Scott Collier Construction
Mark Kirkpatrick Ranching / Oil & Gas
Van May Agribusiness
Don Pickering Manufacturing

Forbes 2012
BEST BANKS
IN AMERICA

ASB
AmericanStateBank

American State
Financial Highlights
American State
Financial Highlights
•
Founded in 1948 in
Lubbock, TX
•
Consistent growth and
profitability through
recession
•
Operates 37 locations
across 18 counties
•
Established presence in
core markets of operation
Source: SNL Financial
($mm) At or for the year ended December 31, '08 - '11
2008 2009 2010 2011 CAGR
Balance Sheet
Total Assets $2,203.4 $2,406.7 $2,690.8 $3,081.7 11.8%
Total Net Loans 979.7 1,036.5 1,073.7 1,174.3 6.2%
Securities 1,000.9 1,149.5 1,225.1 1,587.8 16.6%
Deposits 1,766.1 1,931.8 2,157.1 2,459.5 11.7%
Total Equity 229.5 231.8 250.9 279.7 6.8%
Balance Sheet Ratios
Loans / Deposits (%) 56.5 54.9 51.0 49.3
TCE / TA (%) 9.45 8.75 8.53 8.38
Leverage Ratio (%) 9.49 8.79 8.82 8.15
Tier 1 Ratio (%) 15.71 15.30 16.37 15.03
Total Capital Ratio (%) 16.79 16.45 17.62 16.29
Profitability Ratios
ROAA (%) 1.28 1.27 1.44 1.48
ROAE (%) 11.54 12.75 14.70 15.85
Net Interest Margin (%) 3.58 3.89 3.85 3.62
Efficiency Ratio (%) 57.5 55.0 55.1 53.3
Fee Inc / Operating Rev (%) 32.6 29.5 29.1 29.4
Asset Quality
NPAs / Loans + OREO (%) 1.62 2.38 0.98 0.76
NCOs / Avg Loans (%) 0.55 1.12 0.32 0.01
Reserves / Loans (%) 1.40 1.46 1.68 2.02
Texas Ratio (%) 7.37 13.37 4.42 3.61

Established Presence in
Core Markets of Operation
Established Presence in
Core Markets of Operation
American State has significant deposit market share in its markets, including top three rankings in the attractive Lubbock, Abilene and Odessa markets
Note: ASFC excludes one drive thru branch in Odessa, eight mobile deposit services for nursing homes that do not retain deposits (seven in Lubbock and one in Abilene) and six branches not defined by an MSA representing $199 million in deposits
Represents a top 5 market share
Source: SNL Financial and Microsoft MapPoint; Deposit data as of June 30, 2011
American State Deposit Market Share by Texas MSA
MSA
Market
Rank
Branch
Count
Deposits
in Market
($mm)
Market
Share
(%)
Population
2010
(Actual)
Proj. HH
Income
2010-15
(%)
Lubbock 3 9 737.5 12.2 276,354 15.2
Abilene 2 6 316.5 13.9 161,179 15.6
Odessa 2 4 282.2 12.6 134,891 14.5
Midland 8 2 228.3 4.9 133,025 10.9
Plainview 2 1 125.0 23.5 35,071 12.9
Levelland 3 1 87.4 17.4 22,344 14.9
Snyder 4 1 86.5 22.1 16,060 14.2
Big Spring 5 1 40.2 8.0 33,702 14.8
Brownwood 5 2 29.0 5.5 38,784 14.3
Granbury 8 2 26.3 2.9 61,010 8.4
San Angelo 13 1 19.5 1.1 109,521 14.5
Dallas-Fort Worth 157 1 18.3 0.0 6,540,927 11.5
MSA Totals 31 1,996.7 7,562,868

West Texas Markets
Economies at a Glance
West Texas Markets
Economies at a Glance
Lubbock MSA
Abilene MSA
Midland-Odessa “Petroplex”
(1)    Midland-Odessa combined unemployment rate calculated as a weighted average of Midland and Odessa MSA unemployment rates
Source: 2010 Census Bureau, Unemployment rates per Bureau of Labor Statistics as of December 2011
•
Population: approximately 275,000; unemployment rate: 5.3%
•
Serves as the economic, education and health care hub of the South Plains region
•
Home to Texas Tech University (30,000+ students) and Lubbock Christian University
(1,500+)
•
Largest contiguous cotton-growing region in the world
•
Population: approximately 160,000; unemployment rate: 6.0%
•
Home to Dyess Air Force Base, a 6,000 acre military facility home to 13,000 military and civilian people with an annual economic impact of $310 million
•
Diverse economy, including wind, medical, oil and high tech industries, has stabilized the region and weathered the recession’s regional impact
•
Combined population: approximately 274,000; unemployment rate: 4.5%
(1)
•
Located on the Permian Basin, a petroleum rich area of West Texas, and home to the
New York Mercantile Exchange’s benchmark West Texas Intermediate Crude
•
Combined economies grew 13.5% in 2011 as high crude prices have driven record consumer spending and a strong housing market

Pro Forma Loan Composition
Pro Forma Loan Composition
Prosperity Bancshares, Inc. American State Financial Corporation Pro Forma
Loan Portfolio ($000) % of Total
Commercial R.E. 1,441,226 $     38.3%
Commercial 439,854           11.7%
Construction 482,140           12.8%
1-4 Family Residential 1,007,266        26.7%
Consumer 78,187             2.1%
Agriculture 170,234           4.5%
Home Equity 146,999           3.9%
Gross Loans 3,765,906 $     100.0%
Yield on Loans 5.70%
Loan Portfolio ($000) % of Total
Commercial R.E. 537,051 $        44.3%
Commercial 298,219           24.6%
Construction 87,575             7.2%
1-4 Family Residential 172,364           14.2%
Consumer 66,944             5.5%
Agriculture 42,466             3.5%
Home Equity 7,271                0.6%
Gross Loans 1,211,890 $     100.0%
Yield on Loans 5.24%
Loan Portfolio ($000) % of Total
Commercial R.E. 1,978,277 $     39.7%
Commercial 738,073           14.8%
Construction 569,715           11.4%
1-4 Family Residential 1,179,630        23.7%
Consumer 145,131           2.9%
Agriculture 212,700           4.3%
Home Equity 154,270           3.1%
Gross Loans 4,977,796 $     100.0%
Yield on Loans 5.59%
Source: PB’s 4     Quarter 2012 Earnings Release and company documents for American State; Data as of December 31, 2011; Yield on loans as of quarter ended December 31, 2011
Commercial
R.E.
38.3%
Commercial
11.7%
Construction
12.8%
1-4 Family
Residential
26.7%
Consumer
2.1%
Agriculture
4.5%
Home
Equity
3.9%
Commercial
R.E.
44.3%
Commercial
24.6%
Construction
7.2%
1-4 Family
Residential
14.2%
Consumer
5.5%
Agriculture
3.5%
Home
Equity
0.6%
Commercial
R.E.
39.7%
Commercial
14.8%
Construction
11.4%
1-4 Family
Residential
23.7%
Consumer
2.9%
Agriculture
4.3%
Home
Equity
3.1%
th

Pro Forma Deposit Composition
Pro Forma Deposit Composition
Prosperity Bancshares, Inc. American State Financial Corporation Pro Forma
Deposit Portfolio ($000) % of Total
Non-interest Bearing DDA 1,972,226 $     24.5%
Interest Bearing DDA 1,532,701        19.0%
MMA & Savings 2,557,023        31.7%
CD's & IRA's<100m 968,806           12.0%
CD's & IRA's>100m 1,029,498        12.8%
Total Deposits 8,060,254 $     100.0%
Cost of Total Deposits 0.44%
Deposit Portfolio ($000) % of Total
Non-interest Bearing DDA 561,065 $        22.8%
Interest Bearing DDA 574,094           23.3%
MMA & Savings 642,744           26.1%
CD's & IRA's<100m 249,553           10.1%
CD's & IRA's>100m 432,073           17.6%
Total Deposits 2,459,529 $     100.0%
Cost of Total Deposits 0.42%
Deposit Portfolio ($000) % of Total
Non-interest Bearing DDA 2,533,291 $     24.1%
Interest Bearing DDA 2,106,795        20.0%
MMA & Savings 3,199,767        30.4%
CD's & IRA's<100m 1,218,359        11.6%
CD's & IRA's>100m 1,461,571        13.9%
Total Deposits 10,519,783 $   100.0%
Cost of Total Deposits 0.44%
Non-interest
Bearing
DDA
24.5%
Interest
Bearing
DDA
19.0%
MMA &
Savings
31.7%
CD's &
IRA's<100m
12.0%
CD's &
IRA's>100m
12.8%
Non-interest
Bearing
DDA
22.8%
Interest
Bearing
DDA
23.3%
MMA &
Savings
26.1%
CD's &
IRA's<100m
10.1%
CD's &
IRA's>100m
17.6%
Non-interest
Bearing
DDA
24.1%
Interest
Bearing
DDA
20.0%
MMA &
Savings
30.4%
CD's &
IRA's<100m
11.6%
CD's &
IRA's>100m
13.9%
Source: PB’s 4     Quarter 2012 Earnings Release and company documents for American State; Data as of December 31, 2011; Cost of deposits as of quarter ended December 31, 2011 th

Capital Ratio Analysis
Capital Ratio Analysis
(1)
(2)
($mm) PB ASFC Pro Forma
12/31/11 12/31/11 9/30/12
Balance Sheet
Total Assets 9,823 $               3,082 $               13,969 $
Tangible Assets 8,877 3,058 12,743
Risk Weighted Assets 4,357 1,628 6,285
8,784 3,003 12,293
Deposits 8,060 2,460 11,055
Capital
Tangible Common Equity 622 256 808
Tier 1 Capital 693 245 880
Total Capital 745 265 933
Capital Ratios
TCE / TA 7.0% 8.4% 6.3%
Leverage 7.9% 8.1% 7.2%
Tier 1 Capital 15.9% 15.0% 14.0%
Total Capital 17.1% 16.3% 14.9%
Average Assets for Leverage Ratio
(1)
Estimated close is pro forma for pending and recently completed acquisitions: Texas Bankers, East Texas Financial Services, Bank Arlington, and American State Financial Corporation
(2)
Calculated as average assets less non-allowable intangibles; per regulatory guidance

Contact Information
Contact Information
Corporate Headquarters Investor Contacts
Prosperity Bank Plaza David Zalman
4295 San Felipe Chairman & Chief Executive Officer
Houston, Texas  77027 979.543.2200
david.zalman@prosperitybanktx.com
281.269.7199  Telephone Dan Rollins
281.269-7222  Fax President & Chief Operating Officer
www.prosperitybanktx.com 281.269.7199
dan.rollins@prosperitybanktx.com
David Hollaway
Chief Financial Officer
281.269.7199
david.hollaway@prosperitybanktx.com

ASFC Merger Presentation - 2/27/12